Principal Variable Contracts Funds, Inc.
Supplement dated May 24, 2019
to the Prospectus dated May 1, 2019

(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
Under Manager of Managers, delete the final paragraph and replace with the following:
The shareholders of each Account have approved each Account's reliance on the orders as follows:

Accounts	Unaffiliated Order	Wholly-Owned Order	Majority-Owned Order*
All Accounts	X	X	X
*subject to the SEC granting that relief in the future